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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 1998

Commission        Registrant; State of Incorporation;       IRS Employer
File Number         Address; and Telephone Number        Identification No.

1-11375           UNICOM CORPORATION                        36-3961038
                  (an Illinois corporation)
                  37th Floor, 10 South Dearborn Street
                  Post Office Box A-3005
                  Chicago, Illinois 60690-3005
                  312/394-7399

1-1839            COMMONWEALTH EDISON COMPANY               36-0938600
                  (an Illinois corporation)
                  37th Floor, 10 South Dearborn Street
                  Post Office Box 767
                  Chicago, Illinois 60690-0767

Item 5.  Other Events.

     On February 6, 1998, Unicom Corporation and Commonwealth Edison Company announced the election of John W. Rowe as Chairman, President and Chief Executive Officer of each of the companies, effective March 16, 1998. Mr. Rowe will replace James J. O'Connor who is currently Chairman and Chief Executive Officer of each of the companies and Samuel K. Skinner who is currently President of each of the companies. Mr. O'Connor is retiring after 34 years with the companies, and Mr. Skinner had previously announced his intention to leave the companies.

     John Rowe has been the President and Chief Executive Officer of New England Electric System since February of 1989. New England Electric System is a large New England utility, serving customers in Massachusetts and Rhode Island.




































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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                             UNICOM CORPORATION
                                                (Registrant)


Date:  February 6, 1998            By:
                                      -----------------------------------
                                        John C. Bukovski
                                        Senior Vice President



                                        COMMONWEALTH EDISON COMPANY
                                                (Registrant)


Date:  February 6, 1998            By:
                                      -----------------------------------
                                        John C. Bukovski
                                        Senior Vice President